Exhibit 10.2

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned BEHRINGER HARVARD REIT I, INC., a Maryland corporation (“Parent”), BEHRINGER HARVARD EL CAMINO REAL LP, a Delaware limited partnership (“El Camino”), 10/120 SOUTH RIVERSIDE FEE LLC, a Delaware limited liability company (“Riverside Fee”), 10/120 SOUTH RIVERSIDE PROPERTY LLC, a Delaware limited liability company (“Riverside Property”), BEHRINGER HARVARD CENTREPORT OFFICE LP, a Texas limited partnership (“Centreport”), BEHRINGER HARVARD WAYSIDE, LLC, a Delaware limited liability company (“Wayside”), ARCH 1650 PARTNERS, L.P., a Delaware limited partnership (“Arch 1650”), IPC FLORIDA III, LLC, a Delaware limited liability company (“Eisenhower”), BEHRINGER HARVARD WOODCREST IV, LLC, a Delaware limited liability company (“Woodcrest IV”), WOODCREST ROAD ASSOCIATES II, LLC, a Delaware limited liability company (“Woodcrest Road”) and BEHRINGER HARVARD ELDRIDGE LAND LP, a Texas limited partnership (“Eldridge Land”; El Camino, Riverside Fee, Riverside Property, Centreport, Wayside, Arch 1650, Eisenhower, Woodcrest IV, Woodcrest Road, Eldridge Land, and each other Subsidiary Guarantor which may hereafter become a party hereto are sometimes hereinafter referred to individually as “Subsidiary Guarantor” and collectively as “Subsidiary Guarantors”; Parent and the Subsidiary Guarantors are sometimes hereinafter referred to individually as “Guarantor” and collectively as “Guarantors”); the receipt and sufficiency whereof are hereby acknowledged by Guarantors, and for the purpose of seeking to induce KEYBANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as “Lender”, which term shall also include each other Lender which may now be or hereafter become a party to the “Credit Agreement” (as hereinafter defined), any Lender acting as the Issuing Lender under the Credit Agreement, and shall also include any such individual Lender acting as agent for all of the Lenders), to extend credit or otherwise provide financial accommodations to BEHRINGER HARVARD OPERATING PARTNERSHIP I LP, a Texas limited partnership (hereinafter referred to as “Borrower”), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantors, Guarantors do hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to Lender the complete payment and performance of the following liabilities, obligations and indebtedness of Borrower to Lender (hereinafter referred to collectively as the “Obligations”):

(a)           the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Notes made by Borrower to the order of the Lenders in the aggregate principal face amount of Three Hundred Forty Million and No/100 Dollars ($340,000,000.00), together with interest as provided in the Notes and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(b)           the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Credit Agreement dated of even date herewith (hereinafter referred to as the “Credit Agreement”) among Borrower, KeyBank, for itself and as agent, and the other lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the Notes and each of the notes described in this subparagraph (b) are hereinafter referred to collectively as the “Note”); and

(c)           the full and prompt payment and performance when due of any and all obligations of Borrower to Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(d)           the full and prompt payment and performance of any “Hedge Obligations” (as defined in the Credit Agreement); and

(e)           the full and prompt payment and performance when due of any and all obligations of Borrower and any Guarantor to Lender under the Security Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(f)            the full and prompt payment and performance when due of any and all obligations of Borrower to Issuing Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(g)           the full and prompt payment and performance of any and all other obligations of Borrower and to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit Agreement (the Note, the Credit Agreement, the Security Documents and said other agreements, documents and instruments are hereinafter collectively referred to as the “Loan Documents” and individually referred to as a “Loan Document”).  Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 of the Credit Agreement pursuant to which the Total Commitment under the Credit Agreement may be increased to $450,000,000.00 and agree that this Unconditional Guaranty of Payment and Performance (this “Guaranty”) shall extend and be applicable to each new or replacement note delivered by Borrower in connection with any such increase and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them.

1.             Agreement to Pay and Perform; Costs of Collection.  Guarantors do hereby agree that following and during the continuance of an Event of Default under the Loan Documents, Guarantors will immediately upon demand make all payments and perform all obligations under the Credit Agreement, the Notes and the other Loan Documents which have not been paid when due (whether at maturity, acceleration or otherwise) or performed as required under the Loan Documents.  Guarantors further agree to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) paid or incurred by Lender in endeavoring to collect the Obligations guaranteed hereby, to enforce any of the Obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the Default Rate set forth in the Credit Agreement unless collection from Guarantors of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantors under applicable law.

2.             Reinstatement of Refunded Payments.  If, for any reason, any payment to Lender of any of the Obligations guaranteed hereunder is required to be refunded by Lender to Borrower, or paid or turned over to any other person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, Guarantors agree to pay to the Lender on demand an amount equal to the amount so required to be refunded, paid or turned over (the “Turnover Payment”), the obligations of Guarantors shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.

3.             Rights of Lender to Deal with Collateral, Borrower and Other Persons.  Each Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any other Guarantor or any other Person or entity, either with or without consideration:  release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor (including any Guarantor), surety, endorser or accommodation party of the Note, the Security Documents or any other Loan Documents; or take or fail to take any action of any type whatsoever.  No such action which Lender shall take or fail to take in connection with the Note or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower or Guarantors, nor any course of dealing with Borrower or any other person, shall release any Guarantor’s obligations hereunder, affect this Guaranty in any way or afford any Guarantor any recourse against Lender.  The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the Loan Documents, and any and all references herein to the Note and the Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof.  Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 18.3 of the Credit Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantors, or any of them.

4.             No Contest with Lender; Subordination.  So long as any of the Obligations hereby guaranteed remain unpaid or undischarged, Guarantors will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of Guarantors to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share.  Guarantors hereby agree with Lender that until the date that is ninety-one (91) days after the date that all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under the Loan Documents, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed (other than indemnity obligations under the Loan Documents surviving after the payment of all other Obligations as to which no claim is then pending) and Lender has no further obligation to make Loans or issue Letters of Credit (the “Waiver Expiration Date”), Guarantors hereby expressly waive any right of contribution or reimbursement from or indemnity against Borrower or any other Guarantor, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty, except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of such rights under the Contribution Agreement or otherwise and each Guarantor agrees not to make or receive any payment on account of such rights under the Contribution Agreement or otherwise until after the Waiver Expiration Date.  In the event any Guarantor shall receive any payment under or on account of such rights whether under the Contribution Agreement or otherwise while any of the Obligations are outstanding, it shall hold such payment as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment.  In connection with the foregoing, until the occurrence of the Waiver Expiration Date, Guarantors expressly waive any and all rights of subrogation to Lender against Borrower or any other Guarantor, and Guarantors hereby waive any rights to enforce any remedy which Lender may have against Borrower or any other Guarantor and any rights to participate in any collateral for Borrower’s obligations under the Loan Documents.  Each Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to such Guarantor to all indebtedness of Borrower or any other Guarantor to Lender, and agrees with Lender that (a) such Guarantor shall not demand or accept any payment from Borrower or any other Guarantor on account of such indebtedness, (b) such Guarantor shall not claim any offset or other reduction of such Guarantor’s obligations hereunder because of any such indebtedness, and (c) such Guarantor shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Lender so requests during the continuance of an Event of Default, such indebtedness shall be collected, enforced and received by such Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.

5.             Waiver of Defenses.  Guarantors hereby agree that their obligations hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense, to the extent permitted under applicable law, based on:

(a)           (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;

(b)           any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of the Borrower or any other Person;

(c)           any act or failure to act by Borrower or any other Person which may adversely affect any Guarantor’s subrogation rights, if any, against Borrower or any other Person to recover payments made under this Guaranty;

(d)           any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed;

(e)           any application of sums paid by the Borrower or any other Person with respect to the liabilities of Lender, regardless of what liabilities of the Borrower remain unpaid;

(f)            any defense of Borrower, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g)           either with or without notice to Guarantors, any renewal, extension, modification, amendment or another changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;

(h)           any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

(i)            the incapacity, lack of authority, death or disability of Borrower, any Guarantor or any other Person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other Person or entity;

(j)            the dissolution or termination of existence of Borrower, any Guarantor or any other Person or entity;

(k)           the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any Guarantor or any other Person or entity;

(l)            the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Guarantor or any other Person or entity, or any of Borrower’s or any Guarantor’s or any other Person’s or entity’s properties or assets;

(m)          the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Collateral, the Real Estate, or any of the improvements located thereon;

(n)           the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

(o)           any failure or delay of Lender to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the other Loan Documents, or to realize upon any security;

(p)           any failure of any duty on the part of Lender to disclose to any Guarantor any facts it may now or hereafter know regarding Borrower (including, without limitation Borrower’s financial condition), any other Person, the Collateral, or any other assets or liabilities of such Persons, whether such facts materially increase the risk to Guarantors or not (it being agreed that Guarantors assume responsibility for being informed with respect to such information);

(q)           failure to accept or give notice of acceptance of this Guaranty by Lender;

(r)            failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(s)           failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(t)            except for such notices as are expressly provided for in the Loan Documents, any and all other notices whatsoever to which Guarantors might otherwise be entitled;

(u)           any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

(v)           the invalidity or unenforceability of the Note, or any of the other Loan Documents, or any assignment or transfer of the foregoing;

(w)          the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the other Loan Documents;

(x)            any transfer by Borrower or any other Person of all or any part of the security encumbered by the Loan Documents;

(y)           the failure of Lender to perfect any security or to extend or renew the perfection of any security; or

(z)            to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantors might otherwise be entitled, it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.  This waiver includes, without limitation, Guarantors’ express waiver of all rights pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code, Chapter 34 of the Texas Business and Commerce Code, and all amendments or recodifications of such laws.  In addition, Guarantors hereby waive all rights under Sections 51.003, 51.004  and 51.005 of the Texas Property Code and any amendments or recodifications thereof.

Each Guarantor understands that the exercise by Lender of certain rights and remedies may affect or eliminate such Guarantor’s right of subrogation against the Borrower or the other Guarantor and that such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder.  Nevertheless, Guarantors hereby authorize and empower Lender, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantors that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances.  Additionally, to the extent California law applies to the Loan Documents, each Guarantor understands that:  (a) Section 580d of the California Code of Civil Procedure generally prohibits a deficiency judgment against a borrower after a non-judicial foreclosure; (b)  such Guarantor’s subrogation rights may be destroyed by a non-judicial foreclosure under the Loan Documents (because such Guarantor may not be able to pursue the Borrower for a deficiency judgment by reason of the application of Section 580d of the California Code of Civil Procedure); and (c) under Union Bank v. Gradsky, 265 Cal. App. 2nd 40 (1968), a lender may be estopped from pursuing a guarantor for a deficiency judgment after a non-judicial foreclosure (on the theory that a guarantor should be exonerated if a lender elects a remedy that eliminates the guarantor’s subrogation rights) absent an explicit waiver.

Without limitation on the generality of the other waivers contained in this Guaranty and to the extent California law applies to the Loan Documents, each Guarantor hereby waives (1) the defense that might otherwise be available under Gradsky, supra, or any similar judicial decision or statute, in the event the Lender pursues a non-judicial foreclosure, (2) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed or otherwise impaired such Guarantor’s rights of subrogation and reimbursement against the principal (whether by the operation of any provision of the California Code of Civil Procedure or otherwise), and (3) all benefits and defenses it may have under California Civil Code Sections 2809, 2810, 2815, 2819, 2820, 2822, 2823, 2839, 2845 through 2850, 2899 and 3433, including, without limitation, the right to require Lender to (i) proceed against Borrower, any other Guarantor, any pledgor of collateral for any person’s obligations to Lender or any other person related to the Credit Agreement, (ii) proceed against or exhaust any other security or collateral Lender may hold, or (iii) pursue any other right or remedy for Guarantor’s benefit, and agrees that Lender may foreclose against any property or any other security Lender may hold without taking any action against Borrower, any other Guarantor, any pledgor of collateral for any person’s obligations to Lender or any other person related to the Credit Agreement, and without proceeding against or exhausting any security or collateral Lender may hold.

In addition, to the extent California law applies, each Guarantor waives all rights and defenses that such Guarantor may have because the Borrower’s debt is secured by real property.  This means, among other things:

(1)           The Lender may collect from the Guarantors without first foreclosing on any real or personal property collateral pledged by the Borrower or any other Person; and

(2)           If the Lender forecloses on any real property collateral pledged by the Borrower:  (A) the amount of the debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) the Lender may collect from the Guarantors even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantors may have to collect from the Borrower.  This is an unconditional and irrevocable waiver of any rights and defenses that the Guarantors may have because the Borrower’s debt is secured by real property.  These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

In addition, each Guarantor hereby agrees that its obligations hereunder shall not be released, diminished, impaired, reduced, dependent upon or affected by, and hereby waives and agrees not to assert or take advantage of any defense based on, any one or more of the following:  (i) the genuineness, validity, regularity or enforceability of, or the existence of any default with respect to, the Obligations, any security therefor, or any related instrument, documents, obligation, transaction or matter; (ii) the nature, extent, condition, value or continued existence of any security given in connection with the Obligations; (iii) any action or failure to take action by any holder of the Obligations under or with respect to the Loan Documents, any security therefor, or any related documents, transaction or matter; (iv) any other dealings between any holder of the Obligations and the Lender; (v) any exculpatory language or provisions limiting or restricting the Lender’s rights or remedies against the Borrower or any other Person under the Loan Documents; or (vi) any claim by or on behalf of Borrower of any credit or right of setoff with respect to the Note or any of the Obligations.

6.             Guaranty of Payment and Performance and Not of Collection.  This is a Guaranty of payment and performance and not of collection.  The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns.  Guarantors hereby waive any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person.

7.             Rights and Remedies of Lender.  In the event of an Event of Default under the Note or the Loan Documents, or any of them, that is continuing (it being understood that the Lender has no obligation to accept cure after an Event of Default occurs), Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.  Accordingly, Guarantors hereby authorize and empower Lender upon the occurrence and during the continuance of any Event of Default under the Note or the Loan Documents, at its sole discretion, and without notice to Guarantors, to exercise any right or remedy which Lender may have, including, but not limited to, foreclosure, exercise of rights of power of sale, acceptance of an assignment in lieu of foreclosure, appointment of a receiver, exercise of remedies against personal property, as to any security, whether real, personal or intangible.  At any public or (if permitted by applicable law) private sale of any security or collateral for any of the Obligations guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or Security

Documents or any other Loan Document without prejudice to Lender’s remedies hereunder against Guarantors for deficiencies.  If the Obligations guaranteed hereby are partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for the entire balance of the Obligations guaranteed hereby even though any rights which Guarantors may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

8.             Application of Payments.  Guarantors hereby authorize Lender, without notice to Guarantors (but without limiting any right of Borrower relating to the application of payments), to apply all payments and credits received from Borrower or from Guarantors or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the Obligations.

9.             Bankruptcy or Insolvency.  If there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim.  Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantors by virtue of this Guaranty or otherwise.

10.           Covenants of Guarantor.  Guarantors hereby covenant and agree with Lender that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed and Lender has no further obligation to make Loans or issue Letters of Credit (other than indemnity obligations under the Loan Documents surviving after the payment of all other Obligations as to which no claim is then pending), Guarantors will comply with any and all covenants applicable to Guarantors set forth in the Credit Agreement.

11.           Security and Rights of Set-off.  Subject to Section 13 of the Credit Agreement, regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, during the continuance of any Event of Default under the Note or the Loan Documents, Lenders may at any time and without notice to Guarantors set-off and apply the whole or any portion or portions of any or all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of Lender where the deposits are held) now or hereafter held by Lender and other sums credited by or due from Lender to a

Guarantor or subject to withdrawal by a Guarantor against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.  Any security now or hereafter held by or for Guarantors and provided by Borrower, or by anyone on Borrower’s behalf, in respect of the liabilities of Guarantors hereunder shall be held in trust for Lender as security for the liabilities of Guarantors hereunder.

12.           Changes in Writing; No Revocation.  This Guaranty may not be changed orally, and no obligation of Guarantors can be released or waived by Lender except as provided in §5.4 or §27 of the Credit Agreement.  This Guaranty shall be irrevocable by Guarantors until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note, the Letters of Credit  and the Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans or issue Letters of Credit under the Credit Agreement.

13.           Notices.  All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below.  Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid.  The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit and the date of receipt as disclosed on the return receipt.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent.  By giving at least fifteen (15) days prior Notice thereof, Guarantors or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.  For the purposes of this Guaranty:

The address of Lender is:
KeyBank National Association, as Agent
800 Superior
Cleveland, Ohio 44114-1306
Attn: Real Estate Capital Services

with a copy to:

KeyBank National Association, as Agent
1200 Abernathy Road, Suite 1550
Atlanta, GA 30328
Attn: Kevin Murray

The address of Guarantors is:

c/o Behringer Harvard Operating Partnership I LP
15601 Dallas Parkway, Suite 600
Addison, TX 75001-6206
Attn:	Telisa Webb Schelin, Senior Vice President-Legal,
General Counsel and Secretary

14.           Governing Law.  GUARANTORS ACKNOWLEDGE AND AGREE THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

15.           CONSENT TO JURISDICTION; WAIVERS.  EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF TEXAS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY(LENDER HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF TEXAS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF TEXAS, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES.  EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY.  EACH GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH IN PARAGRAPH 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED.  NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTORS PERSONALLY, AND AGAINST ANY PROPERTY OF GUARANTORS, WITHIN ANY OTHER STATE.  INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTORS TO PERSONAL JURISDICTION WITHIN THE STATE OF TEXAS EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.  EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE

FOREGOING WAIVERS AND ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 15.  EACH GUARANTOR ACKNOWLEDGES THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 15 WITH THEIR LEGAL COUNSEL AND THAT SUCH GUARANTOR AGREES TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.

16.           Successors and Assigns.  The provisions of this Guaranty shall be binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns.  No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of Lender.

17.           Assignment by Lender.  This Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Note or portions thereof effected in compliance with the Credit Agreement, and any such assignment hereof or any such transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

18.           Severability.  If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19.           Disclosure.  Guarantors agree that in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms of the Credit Agreement.

20.           No Unwritten Agreements.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21.           Time of the Essence.  Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty.

22.           Ratification.  Each Guarantor does hereby restate, reaffirm and ratify each and every warranty and representation regarding such Guarantor or its Subsidiaries set forth in the Credit Agreement as if the same were more fully set forth herein, mutatis mutandis.

23.           Joint and Several Liability.  Each of the Guarantors covenants and agrees that each and every covenant and obligation of Guarantors hereunder shall be the joint and several obligations of each of the Guarantors.

24.           Fair Consideration.  The Guarantors represent that the Guarantors are engaged in common business enterprises related to those of the Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.

25.           Counterparts.  This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

26.           Definitions.  All terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

27.           Acknowledgement.  GUARANTORS ACKNOWLEDGE THAT THE OBLIGATIONS GUARANTEED HEREUNDER INCLUDE THE OBLIGATION OF THE BORROWER TO INDEMNIFY THE LENDER, AND THAT SUCH OBLIGATIONS INCLUDE INDEMNIFICATION IN THE EVENT OF THE LENDER’S ORDINARY NEGLIGENCE.

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IN WITNESS WHEREOF, Guarantors have executed this Guaranty under seal as of this 25th day of October, 2011.

GUARANTORS:

BEHRINGER HARVARD REIT I, INC.,
a Maryland corporation

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	Chief Operating and Financial Officer

SUBSIDIARY GUARANTORS:

BEHRINGER HARVARD EL CAMINO REAL LP, a Delaware limited partnership

By:	Behringer Harvard El Camino Real GP, LLC, a Delaware limited liability company, general partner

	By:	/s/ Scott W. Fordham
	Name:	Scott W. Fordham
	Title:	Chief Operating and
Financial Officer

10/120 SOUTH RIVERSIDE FEE LLC,
a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	Chief Operating and Financial Officer

10/120 SOUTH RIVERSIDE PROPERTY LLC,
a Delaware limited liability company

By:	Scott W. Fordham
Name:	Scott W. Fordham
Title:	Chief Operating and Financial Officer

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BEHRINGER HARVARD CENTREPORT OFFICE LP, a Texas limited partnership

By:	Behringer Harvard Centreport Office GP, LLC, a Delaware limited liability company, general partner

	By:	/s/ Scott W. Fordham
	Name:	Scott W. Fordham
	Title:	Chief Operating and
Financial Officer

BEHRINGER HARVARD WAYSIDE, LLC,
a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	Chief Operating and Financial Officer

ARCH 1650 PARTNERS, L.P.,
a Delaware limited partnership

By:	IPC Philadelphia Management LLC, a Delaware limited liability company, general partner

	By:	/s/ Scott W. Fordham
	Name:	Scott W. Fordham
	Title:	Chief Operating and Financial
Officer

IPC FLORIDA III, LLC,
a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	Chief Operating and Financial Officer

[Signatures Continued on Next Page]

BEHRINGER HARVARD WOODCREST IV, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	Chief Operating and Financial Officer

WOODCREST ROAD ASSOCIATES II, LLC, a Delaware limited liability company

By:	/s/ Scott W. Fordham
Name:	Scott W. Fordham
Title:	Chief Operating and Financial Officer

BEHRINGER HARVARD ELDRIDGE LAND LP, a Texas limited partnership

By:	Behringer Harvard Eldridge Land GP, LLC, a Texas limited liability company, general partner

	By:	/s/ Scott W. Fordham
	Name:	Scott W. Fordham
	Title:	Chief Operating and
Financial Officer

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Lender joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement to waiver of the right to trial by jury contained in Paragraph 15 hereof and Section 25 of the Credit Agreement.

KEYBANK NATIONAL ASSOCIATION,
as Agent

By:	/s/ Kevin P. Murray
Name:	Kevin P. Murray
Title:	Senior Vice President